AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Linda Ventresca
Investor Relations
441 405 2727
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS Capital Holdings Limited
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION

Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•
All financial information contained herein is unaudited, except for the consolidated balance sheets at December 31, 2016 and December 31, 2015 and consolidated statements of income for the years then ended.

•	Amounts may not reconcile exactly due to rounding differences.

•	NM - Not meaningful; NA - Not applicable
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity securities' prices, credit spreads and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the cyclical nature of the re(insurance) business leading to periods with excess underwriting capacity and unfavorable premium rates,

•	the occurrence and magnitude of natural and man-made disasters,

•	losses from war, terrorism and political unrest or other unanticipated losses,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions,

•	our inability to purchase reinsurance or collect amounts due to us,

•	the breach by third parties in our program business of their obligations to us,

•	difficulties with technology and/or data security,

•	the failure of our policyholders and intermediaries to pay premiums,

•	the failure of our cedants to adequately evaluate risks,

•	inability to obtain additional capital on favorable terms, or at all,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers and credit risk due to our reliance on brokers,

•	changes in accounting policies or practices,

•	the use of industry catastrophe models and changes to these models,

•	changes in governmental regulations and potential government intervention in our industry,

•	failure to comply with certain laws and regulations relating to sanctions and foreign corrupt practices,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business including the United Kingdom's expected withdrawal from the European Union,

•	fluctuations in interest rates, credit spreads, equity securities' prices and/or currency values,

•
with respect to the offer to acquire Novae Group plc, (i) the effect of the announcement of the offer on our business relationships, operating results, share price or business generally, (ii) the occurrence of any event or other circumstances that could give rise to the termination or lapsing of the offer, (iii) the outcome of any legal proceedings that may be instituted against us relating to the offer and/or the acquisition, (iv) the failure to satisfy any of the conditions to completion of the acquisition, including the receipt of all required regulatory approvals and antitrust consents and (v) the failure to realize the expected synergies resulting from the acquisition, and

•	the other factors set forth in our most recent report on Form 10-K, Form 10-Q and other documents on file with the Securities and Exchange Commission.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS Capital Holdings Limited
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:
Property: provides physical loss or damage, business interruption and machinery breakdown coverage for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore energy installations. This line of business consists of both primary and excess risks, some of which are catastrophe-exposed.
Marine: provides coverage for traditional marine classes, including offshore energy, cargo, liability, recreational marine, fine art, specie, hull and war. Offshore energy coverage includes physical damage, business interruption, operators extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.
Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.
Aviation: provides hull and liability and specific war coverage primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.
Credit and Political Risk: provides credit and political risk insurance products for banks and corporations. Coverage is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset (most often an underlying loan) in order to claim compensation under the insurance contract.
Professional Lines: provides coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity, medical malpractice and other financial insurance related coverages for commercial enterprises, financial institutions and not-for-profit organizations. This business is predominantly written on a claims-made basis.
Liability: primarily targets primary and low/mid-level excess and umbrella commercial liability risks in the U.S. wholesale markets. Target industry sectors include construction, manufacturing, transportation and trucking and other services.
Accident and Health: includes accidental death, travel insurance and specialty health products for employer and affinity groups, as well as accident and health reinsurance for catastrophic or per life events on a quota share and/or excess of loss basis, with aggregate and/or per person deductibles.

ii

AXIS Capital Holdings Limited
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides non-life reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis.
Property: provides coverage for property damage and related losses resulting from natural and man-made perils contained in underlying personal and commercial policies. While our predominant exposure is to property damage, other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. While our most significant exposures typically relate to losses from windstorms, tornadoes and earthquakes, we are also exposed to other perils such as freezes, riots, floods, industrial explosions, fires, hail and a number of other loss events. We assume business on both a proportional and excess of loss basis.
Professional Lines: covers directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, environmental liability and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. Business is written on both a proportional and excess of loss basis.
Credit and Surety: consists of reinsurance of trade credit insurance products and includes both proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. The Company provides credit insurance coverage to mortgage guaranty insurers and government sponsored entities. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands or contract obligations in a variety of jurisdictions around the world.
Motor: provides coverage to insurers for motor liability and property damage losses arising out of any one occurrence. A loss occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence. We offer traditional proportional and non-proportional reinsurance as well as structured solutions.
Liability: provides coverage to insurers of standard casualty business, excess and surplus casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, although workers' compensation and auto liability are also written.
Agriculture: provides coverage for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. We provide both proportional and aggregate stop loss reinsurance.
Engineering: provides coverage for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption.
Marine and Other: includes marine, aviation and personal accident reinsurance.

iii

AXIS Capital Holdings Limited
FINANCIAL HIGHLIGHTS

		Quarter ended June 30,				Six months ended June 30,
		2017	2016	Change		2017	2016	Change

HIGHLIGHTS	Gross premiums written	$1,362,327	$1,320,434	3.2%		$3,274,199	$3,279,595	(0.2%)
	Gross premiums written - Insurance	58.4%	59.4%	(1.0)	pts	45.5%	43.8%	1.7	pts
	Gross premiums written - Reinsurance	41.6%	40.6%	1.0	pts	54.5%	56.2%	(1.7)	pts
	Net premiums written	$956,017	$1,007,350	(5.1%)		$2,464,976	$2,693,156	(8.5%)
	Net premiums earned	$981,431	$946,990	3.6%		$1,920,133	$1,849,331	3.8%
	Net premiums earned - Insurance	50.3%	46.4%	3.9	pts	49.6%	47.5%	2.1	pts
	Net premiums earned - Reinsurance	49.7%	53.6%	(3.9)	pts	50.4%	52.5%	(2.1)	pts
	Net income available to common shareholders	$85,030	$119,491	(28.8%)		$90,045	$157,908	(43.0%)
	Non-GAAP Operating income [a]	110,493	47,483	132.7%		161,460	148,759	8.5%
	Reserve for losses and loss expenses	9,878,662	9,782,304	1.0%		9,878,662	9,782,304	1.0%
	Total shareholders’ equity	$5,892,695	$5,964,183	(1.2%)		$5,892,695	$5,964,183	(1.2%)

PER COMMON SHARE AND COMMON SHARE DATA	Basic earnings per common share	$1.01	$1.30	(22.3%)		$1.06	$1.70	(37.6%)
	Diluted earnings per common share	1.01	1.29	(21.7%)		1.05	1.69	(37.9%)
	Non-GAAP operating income per common share - diluted [b]	$1.31	$0.51	156.9%		$1.89	$1.59	18.9%
	Weighted average common shares outstanding	84,141	91,926	(8.5%)		85,076	92,980	(8.5%)
	Diluted weighted average common shares outstanding	84,511	92,558	(8.7%)		85,647	93,705	(8.6%)
	Book value per common share	$61.51	$58.90	4.4%		$61.51	$58.90	4.4%
	Diluted book value per common share (treasury stock method)	60.45	57.62	4.9%		60.45	57.62	4.9%
	Diluted tangible book value per common share (treasury stock method) [a]	59.44	56.69	4.9%		59.44	56.69	4.9%
	Accumulated dividends declared per common share	$12.39	$10.90	13.7%		$12.39	$10.90	13.7%

FINANCIAL RATIOS	ROACE [c]	6.7%	9.0%	(2.3)	pts	3.5%	6.0%	(2.5)	pts
	Non-GAAP operating ROACE [d]	8.6%	3.6%	5.0	pts	6.3%	5.6%	0.7	pts
	Net loss and loss expense ratio	61.7%	66.8%	(5.1)	pts	63.1%	61.2%	1.9	pts
	Acquisition cost ratio	20.8%	20.0%	0.8	pts	20.5%	20.0%	0.5	pts
	General and administrative expense ratio	15.1%	15.4%	(0.3)	pts	16.2%	16.0%	0.2	pts
	Combined ratio	97.6%	102.2%	(4.6)	pts	99.8%	97.2%	2.6	pts

INVESTMENT DATA	Total assets	$21,499,638	$21,249,440	1.2%		$21,499,638	$21,249,440	1.2%
	Total cash and invested assets [e]	14,456,506	14,461,894	—%		14,456,506	14,461,894	—%
	Net investment income	106,063	91,730	15.6%		204,728	140,896	45.3%
	Net realized investment gains (losses)	$(4,392)	$21,010	(120.9%)		$(29,443)	$(45,500)	(35.3%)
	Total return on cash and investments (inclusive of investment related foreign exchange movements) [f]	1.2%	1.2%	—	pts	2.4%	2.5%	(0.1)	pts
	Total return on cash and investments (exclusive of investment related foreign exchange movements) [f]	1.0%	1.4%	(0.4)	pts	2.1%	2.7%	(0.6)	pts
	Return on other investments [g]	3.0%	1.7%	1.3	pts	5.4%	(1.5%)	6.9	pts
	Book yield of fixed maturities	2.6%	2.6%	—	pts	2.6%	2.6%	—	pts

[a]
Non-GAAP Operating income and diluted tangible book value per common share are “non-GAAP financial measures” as defined by Regulation G. See page 27 for reconciliation of non-GAAP operating income to net income available to common shareholders and page 28 for diluted tangible book value per common share to diluted book value per common share.

[b]	Non-GAAP Operating income per common share - diluted, is calculated by dividing non-GAAP operating income for the period by diluted weighted average common shares and share equivalents.

[c]
Return on average common equity (“ROACE”) is calculated by dividing net income available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Net income for the quarter-periods is annualized.

[d]
Non-GAAP Operating ROACE, also a “non-GAAP financial measure”, is calculated by dividing non-GAAP operating income for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Non-GAAP Operating income for the quarter-periods is annualized.

[e]
Total cash and invested assets represents the total cash, available for sale investments, mortgage loans, other investments, equity method investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

[f]
In calculating total return, we include net investment income, net realized investment gains (losses), interest in income (loss) of equity method investments and the change in unrealized gains (losses) generated by our average cash and investment balances.

[g]	Return on other investments is calculated by dividing other investment income by the average month-end other investment balances for the period.

AXIS Capital Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q2 2015
UNDERWRITING REVENUES
Gross premiums written	$1,362,327	$1,911,871	$730,650	$959,962	$1,320,434	$1,188,413
Premiums ceded	(406,310)	(402,912)	(266,263)	(364,531)	(313,084)	(241,869)
Net premiums written	956,017	1,508,959	464,387	595,431	1,007,350	946,544

Gross premiums earned	1,300,648	1,245,669	1,213,623	1,214,826	1,197,722	1,158,755
Ceded premiums expensed	(319,217)	(306,966)	(291,744)	(280,411)	(250,732)	(217,544)
Net premiums earned	981,431	938,703	921,879	934,415	946,990	941,211
Other insurance related income (loss)	2,560	(3,783)	2,372	5,944	(892)	3,486
Total underwriting revenues	983,991	934,920	924,251	940,359	946,098	944,697

UNDERWRITING EXPENSES
Net losses and loss expenses	605,332	606,942	540,612	532,328	632,294	580,153
Acquisition costs	204,361	189,792	187,305	189,810	189,125	183,263
Underwriting-related general and administrative expenses [a]	117,286	121,801	130,069	114,223	114,819	124,433
Total underwriting expenses	926,979	918,535	857,986	836,361	936,238	887,849

UNDERWRITING INCOME [b]	57,012	16,385	66,265	103,998	9,860	56,848

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	106,063	98,664	95,517	116,923	91,730	88,544
Net realized investment gains (losses)	(4,392)	(25,050)	(20,229)	5,205	21,010	(11,110)
Interest expense and financing costs	(12,751)	(12,791)	(12,774)	(12,839)	(12,914)	(12,939)
Total other operating revenues	88,920	60,823	62,514	109,289	99,826	64,495

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	(36,118)	(21,465)	51,514	13,795	56,602	(22,108)
Corporate expenses [a]	(30,530)	(39,459)	(33,095)	(28,683)	(31,927)	(24,049)
Bargain purchase gain	15,044	—	—	—	—	—
Total other (expenses) revenues	(51,604)	(60,924)	18,419	(14,888)	24,675	(46,157)

INCOME BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	94,328	16,284	147,198	198,399	134,361	75,186

Income tax (expense) benefit	3,333	9,337	1,373	(9,352)	(4,901)	(1,815)
Interest in income (loss) of equity method investments	(1,975)	(5,766)	340	(2,434)	—	—

NET INCOME	95,686	19,855	148,911	186,613	129,460	73,371

Preferred share dividends	(10,656)	(14,841)	(16,690)	(9,969)	(9,969)	(10,022)
Loss on repurchase of preferred shares	—	—	(1,309)	—	—	—

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$85,030	$5,014	$130,912	$176,644	$119,491	$63,349

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	61.7%	64.7%	58.6%	57.0%	66.8%	61.6%
Acquisition cost ratio	20.8%	20.2%	20.3%	20.3%	20.0%	19.5%
General and administrative expense ratio [a]	15.1%	17.2%	17.8%	15.3%	15.4%	15.8%
Combined ratio	97.6%	102.1%	96.7%	92.6%	102.2%	96.9%

Weighted average basic shares outstanding	84,141	86,022	87,552	89,621	91,926	100,274
Weighted average diluted shares outstanding	84,511	86,793	88,474	90,351	92,558	101,160
Basic earnings per common share	$1.01	$0.06	$1.50	$1.97	$1.30	$0.63
Diluted earnings per common share	$1.01	$0.06	$1.48	$1.96	$1.29	$0.63
ROACE (annualized)	6.7%	0.4%	9.9%	13.2%	9.0%	4.7%
Non-GAAP operating ROACE (annualized)	8.6%	4.0%	7.6%	12.0%	3.6%	7.0%

[a]
Underwriting-related general and administrative expenses is a "non-GAAP financial measure" as defined in SEC Regulation G. Our total general and administrative expenses also include corporate expenses. Both underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

[b]
Group (or consolidated) underwriting income is also a "non-GAAP financial measure". Reconciliations of consolidated underwriting income to the nearest GAAP financial measure (income (loss) before income taxes and interest in income (loss) of equity method investments) are presented above and on the following page.

AXIS Capital Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - YEAR TO DATE

	Six months ended June 30,			Year ended December 31,
	2017	2016	2015	2016	2015
UNDERWRITING REVENUES
Gross premiums written	$3,274,199	$3,279,595	$2,867,345	$4,970,208	$4,603,730
Premiums ceded	(809,223)	(586,439)	(465,255)	(1,217,234)	(929,064)
Net premiums written	2,464,976	2,693,156	2,402,090	3,752,974	3,674,666

Gross premiums earned	2,546,318	2,333,944	2,273,066	4,762,394	4,567,953
Ceded premiums expensed	(626,185)	(484,613)	(427,802)	(1,056,769)	(881,536)
Net premiums earned	1,920,133	1,849,331	1,845,264	3,705,625	3,686,417
Other insurance related income (loss)	(1,222)	(1,094)	11,162	7,222	(2,953)
Total underwriting revenues	1,918,911	1,848,237	1,856,426	3,712,847	3,683,464

UNDERWRITING EXPENSES
Net losses and loss expenses	1,212,273	1,131,256	1,092,481	2,204,197	2,176,199
Acquisition costs	394,153	369,761	354,805	746,876	718,112
Underwriting-related general and administrative expenses [a]	239,086	238,409	251,502	482,701	486,911
Total underwriting expenses	1,845,512	1,739,426	1,698,788	3,433,774	3,381,222

UNDERWRITING INCOME	73,399	108,811	157,638	279,073	302,242

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	204,728	140,896	180,651	353,335	305,336
Net realized investment gains (losses)	(29,443)	(45,500)	(53,662)	(60,525)	(138,491)
Interest expense and financing costs	(25,543)	(25,747)	(25,196)	(51,360)	(50,963)
Total other operating revenues	149,742	69,649	101,793	241,450	115,882

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	(57,583)	55,986	41,112	121,295	102,312
Termination fee received	—	—		—	280,000
Corporate expenses [a]	(69,989)	(58,239)	(60,221)	(120,016)	(109,910)
Reorganization and related expenses	—	—		—	(45,867)
Bargain purchase gain	15,044	—		—	—
Total other expenses	(112,528)	(2,253)	(19,109)	1,279	226,535

INCOME BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	110,613	176,207	240,322	521,802	644,659

Income tax (expense) benefit	12,670	1,639	(1,125)	(6,340)	(3,028)
Interest in loss of equity method investments	(7,741)	—	—	(2,094)	—

NET INCOME	115,542	177,846	239,197	513,368	641,631

Preferred share dividends	(25,497)	(19,938)	(20,044)	(46,597)	(40,069)
Loss on repurchase of preferred shares	—	—	—	(1,309)	—

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$90,045	$157,908	$219,153	$465,462	$601,562

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	63.1%	61.2%	59.2%	59.5%	59.0%
Acquisition cost ratio	20.5%	20.0%	19.2%	20.2%	19.5%
General and administrative expense ratio [a]	16.2%	16.0%	16.9%	16.2%	16.2%
Combined ratio	99.8%	97.2%	95.3%	95.9%	94.7%

Weighted average basic shares outstanding	85,076	92,980	100,093	90,772	98,609
Weighted average diluted shares outstanding	85,647	93,705	101,151	91,547	99,629
Basic earnings per common share	$1.06	$1.70	$2.19	$5.13	$6.10
Diluted earnings per common share	$1.05	$1.69	$2.17	$5.08	$6.04
ROACE [b]	3.5%	6.0%	8.3%	9.0%	11.5%
Operating ROACE [b]	6.3%	5.6%	8.7%	7.9%	7.7%

[a]	Both underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

[b]	Annualized for the six-month periods.

AXIS Capital Holdings Limited
CONSOLIDATED SEGMENT DATA

	Quarter ended June 30, 2017			Six months ended June 30, 2017
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$796,023	$566,304	$1,362,327	$1,490,030	$1,784,169	$3,274,199
Net premiums written	527,678	428,339	956,017	1,033,008	1,431,968	2,464,976

Gross premiums earned	716,176	584,472	1,300,648	1,395,282	1,151,036	2,546,318
Ceded premiums expensed	(222,340)	(96,877)	(319,217)	(443,017)	(183,168)	(626,185)
Net premiums earned	493,836	487,595	981,431	952,265	967,868	1,920,133
Other insurance related income (loss)	508	2,052	2,560	551	(1,773)	(1,222)
Total underwriting revenues	494,344	489,647	983,991	952,816	966,095	1,918,911

UNDERWRITING EXPENSES
Net losses and loss expenses	325,728	279,604	605,332	612,630	599,643	1,212,273
Acquisition costs	81,276	123,085	204,361	149,433	244,720	394,153
Underwriting-related general and administrative expenses	87,822	29,464	117,286	178,270	60,816	239,086
Total underwriting expenses	494,826	432,153	926,979	940,333	905,179	1,845,512

UNDERWRITING INCOME (LOSS)	$(482)	$57,494	$57,012	$12,483	$60,916	$73,399

KEY RATIOS
Current accident year loss ratio	69.9%	67.9%	68.9%	67.3%	68.9%	68.1%
Prior period reserve development	(3.9%)	(10.6%)	(7.2%)	(3.0%)	(6.9%)	(5.0%)
Net loss and loss expense ratio	66.0%	57.3%	61.7%	64.3%	62.0%	63.1%
Acquisition cost ratio	16.5%	25.2%	20.8%	15.7%	25.3%	20.5%
Underwriting-related general and administrative expense ratio	17.7%	6.1%	12.0%	18.7%	6.2%	12.6%
Corporate expense ratio			3.1%			3.6%
Combined ratio	100.2%	88.6%	97.6%	98.7%	93.5%	99.8%

AXIS Capital Holdings Limited
GROSS PREMIUMS WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Six months ended June 30,
	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q2 2015	2017	2016

INSURANCE SEGMENT
Property	$198,681	$144,564	$150,511	$164,605	$211,183	$196,817	$343,245	$357,775
Marine	73,921	65,601	34,311	33,677	84,089	85,483	139,522	157,621
Terrorism	10,509	11,814	10,056	9,394	11,650	6,610	22,323	18,696
Aviation	21,037	14,583	16,062	9,684	8,326	9,519	35,620	27,427
Credit and Political Risk	15,139	16,172	15,631	5,423	19,960	12,981	31,311	28,877
Professional Lines	244,119	155,469	254,942	204,926	240,040	251,730	399,588	385,491
Liability	136,725	90,603	94,233	108,447	118,464	112,870	227,328	202,350
Accident and Health	95,892	195,200	31,700	139,274	90,305	85,116	291,093	259,128
TOTAL INSURANCE SEGMENT	796,023	694,006	607,446	675,430	784,017	761,126	1,490,030	1,437,365

REINSURANCE SEGMENT
Catastrophe	135,560	185,935	8,193	46,338	123,507	95,653	321,494	270,354
Property	56,723	194,541	(1,020)	61,957	45,424	58,258	251,264	221,598
Professional Lines	120,584	77,012	33,309	19,479	126,840	94,152	197,596	215,614
Credit and Surety	25,143	119,925	3,975	36,174	20,816	16,210	145,067	278,928
Motor	42,093	291,423	7,683	13,344	3,638	14,196	333,516	325,060
Liability	118,095	111,821	57,109	91,387	124,003	57,730	229,916	273,993
Agriculture	58,094	149,191	6,963	1,286	87,372	72,709	207,285	150,030
Engineering	7,347	40,533	12,173	13,588	8,342	15,707	47,880	43,131
Marine and Other	2,665	47,484	(5,181)	979	(3,525)	2,672	50,151	63,522
TOTAL REINSURANCE SEGMENT	566,304	1,217,865	123,204	284,532	536,417	427,287	1,784,169	1,842,230

CONSOLIDATED TOTAL	$1,362,327	$1,911,871	$730,650	$959,962	$1,320,434	$1,188,413	$3,274,199	$3,279,595

AXIS Capital Holdings Limited
INSURANCE SEGMENT DATA - QUARTERLY

	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q2 2015
UNDERWRITING REVENUES
Gross premiums written	$796,023	$694,006	$607,446	$675,430	$784,017	$761,126
Net premiums written	527,678	505,329	374,068	433,131	526,764	534,263

Gross premiums earned	716,176	679,105	680,000	668,820	656,107	649,053
Ceded premiums expensed	(222,340)	(220,675)	(225,328)	(224,129)	(216,828)	(196,731)
Net premiums earned	493,836	458,430	454,672	444,691	439,279	452,322
Other insurance related income (loss)	508	42	146	39	(234)	269
Total underwriting revenues	494,344	458,472	454,818	444,730	439,045	452,591

UNDERWRITING EXPENSES
Net losses and loss expenses	325,728	286,903	288,161	273,226	306,141	297,534
Acquisition costs	81,276	68,157	66,138	61,755	61,829	66,920
General and administrative expenses	87,822	90,448	94,205	84,588	82,487	88,420
Total underwriting expenses	494,826	445,508	448,504	419,569	450,457	452,874

UNDERWRITING INCOME (LOSS)	$(482)	$12,964	$6,314	$25,161	$(11,412)	$(283)

KEY RATIOS
Current accident year loss ratio	69.9%	64.5%	66.2%	66.1%	74.3%	69.2%
Prior period reserve development	(3.9%)	(1.9%)	(2.8%)	(4.7%)	(4.6%)	(3.4%)
Net loss and loss expense ratio	66.0%	62.6%	63.4%	61.4%	69.7%	65.8%
Acquisition cost ratio	16.5%	14.9%	14.5%	13.9%	14.1%	14.8%
General and administrative expense ratio	17.7%	19.7%	20.7%	19.1%	18.7%	19.5%
Combined ratio	100.2%	97.2%	98.6%	94.4%	102.5%	100.1%

AXIS Capital Holdings Limited
REINSURANCE SEGMENT DATA - QUARTERLY

	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q2 2015
UNDERWRITING REVENUES
Gross premiums written	$566,304	$1,217,865	$123,204	$284,532	$536,417	$427,287
Net premiums written	428,339	1,003,630	90,319	162,300	480,586	412,281

Gross premiums earned	584,472	566,564	533,623	546,006	541,615	509,702
Ceded premiums expensed	(96,877)	(86,291)	(66,416)	(56,282)	(33,904)	(20,813)
Net premiums earned	487,595	480,273	467,207	489,724	507,711	488,889
Other insurance related income (loss)	2,052	(3,825)	2,226	5,905	(658)	3,217
Total underwriting revenues	489,647	476,448	469,433	495,629	507,053	492,106

UNDERWRITING EXPENSES
Net losses and loss expenses	279,604	320,039	252,451	259,102	326,153	282,619
Acquisition costs	123,085	121,635	121,167	128,055	127,296	116,343
General and administrative expenses	29,464	31,353	35,864	29,635	32,332	36,013
Total underwriting expenses	432,153	473,027	409,482	416,792	485,781	434,975

UNDERWRITING INCOME	$57,494	$3,421	$59,951	$78,837	$21,272	$57,131

KEY RATIOS
Current accident year loss ratio	67.9%	70.0%	65.9%	64.2%	75.6%	67.9%
Prior period reserve development	(10.6%)	(3.4%)	(11.9%)	(11.3%)	(11.4%)	(10.1%)
Net loss and loss expense ratio	57.3%	66.6%	54.0%	52.9%	64.2%	57.8%
Acquisition cost ratio	25.2%	25.3%	25.9%	26.1%	25.1%	23.8%
General and administrative expense ratio	6.1%	6.6%	7.7%	6.1%	6.4%	7.4%
Combined ratio	88.6%	98.5%	87.6%	85.1%	95.7%	89.0%

AXIS Capital Holdings Limited
REINSURANCE SEGMENT - STRATEGIC CAPITAL PARTNERS

	Quarter ended June 30,		Six months ended June 30,
TOTAL MANAGED PREMIUMS [a]	2017	2016	2017	2016
Total Managed Premiums	$566,304	$536,417	$1,784,169	$1,842,230
Premiums ceded to Harrington Re	62,241	—	122,675	—
Premiums ceded to Other Strategic Capital Partners	75,724	55,831	229,526	149,000
Net premiums written	$428,339	$480,586	$1,431,968	$1,693,230

FEE INCOME FROM STRATEGIC CAPITAL PARTNERS [b]
Fee income	$11,604	$985	$22,745	$6,915

[a]
Total managed premiums represented gross premiums written by the AXIS Reinsurance segment of $566,304 and $536,417 for the three months ended June 30, 2017 and 2016, respectively, and $1,784,169 and $1,842,230 for the six months ended June 30, 2017 and 2016, respectively, including premiums written on behalf of our strategic capital partners.

[b]
Fee income from strategic capital partners represents service fees and reimbursement of expenses due to the AXIS Reinsurance segment from its strategic capital partners. Fee income from strategic capital partners consisted of $4,855 and $9,225 included in other insurance related income for the three and six months ended June 30, 2017, respectively, and included $6,749 and $13,520 as an offset to general and administrative expenses for the three and six months ended June 30, 2017, respectively. Fee income from strategic capital partners for prior periods is included in acquisition costs.

AXIS Capital Holdings Limited
NET INVESTMENT INCOME

							Six months ended June 30,
	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q2 2015	2017	2016

Fixed maturities	$78,218	$77,407	$76,036	$75,827	$77,621	$77,998	$155,625	$153,596
Other investments	23,639	18,962	16,744	38,248	14,401	14,102	42,601	(12,477)
Equity securities	4,347	3,478	3,462	4,633	3,065	2,674	7,825	8,210
Mortgage loans	2,597	2,477	2,313	2,191	1,807	281	5,074	3,492
Cash and cash equivalents	3,433	3,095	2,138	3,768	1,868	1,678	6,529	3,303
Short-term investments	660	438	1,353	337	165	125	1,098	371

Gross investment income	112,894	105,857	102,046	125,004	98,927	96,858	218,752	156,495
Investment expenses	(6,831)	(7,193)	(6,529)	(8,081)	(7,197)	(8,314)	(14,024)	(15,599)

Net investment income	$106,063	$98,664	$95,517	$116,923	$91,730	$88,544	$204,728	$140,896

AXIS Capital Holdings Limited
CONSOLIDATED BALANCE SHEETS

	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2017	2017	2016	2016	2016	2015
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$11,424,295	$11,191,529	$11,397,114	$11,566,860	$11,563,216	$12,005,736
Equity securities, available for sale, at fair value	738,489	653,419	638,744	644,344	626,371	659,181
Mortgage loans, held for investment, at amortized cost and fair value	349,916	339,855	349,969	332,753	327,315	79,606
Other investments, at fair value	813,617	780,395	830,219	847,262	865,406	853,101
Equity method investments	109,258	111,233	116,000	111,295	113,729	9,888
Short-term investments, at amortized cost and fair value	10,146	13,338	127,461	39,877	41,086	30,618
Total investments	13,445,721	13,089,769	13,459,507	13,542,391	13,537,123	13,638,611
Cash and cash equivalents	1,015,270	1,451,570	1,241,507	1,077,263	993,472	1,180,059
Accrued interest receivable	72,626	69,649	74,971	71,096	71,770	78,409
Insurance and reinsurance premium balances receivable	3,050,222	2,891,811	2,313,512	2,694,976	2,885,606	2,394,037
Reinsurance recoverable on paid and unpaid losses	2,184,934	2,070,341	2,334,922	2,336,741	2,270,776	2,063,087
Deferred acquisition costs	591,397	609,773	438,636	545,618	624,638	594,863
Prepaid reinsurance premiums	733,836	645,663	556,344	582,551	498,299	387,639
Receivable for investments sold	18,754	40,448	14,123	2,285	3,569	1,304
Goodwill and intangible assets	86,220	84,613	85,049	85,501	85,954	101,053
Other assets	300,658	293,330	295,120	283,969	278,233	265,813
TOTAL ASSETS	$21,499,638	$21,246,967	$20,813,691	$21,222,391	$21,249,440	$20,704,875

LIABILITIES
Reserve for losses and loss expenses	$9,878,662	$9,541,963	$9,697,827	$9,874,807	$9,782,304	$9,693,440
Unearned premiums	3,704,003	3,629,354	2,969,498	3,453,655	3,708,603	3,324,578
Insurance and reinsurance balances payable	677,204	514,356	493,183	461,519	416,017	296,794
Senior notes	993,511	993,229	992,950	992,633	992,361	991,302
Payable for investments purchased	95,865	83,783	62,550	141,245	144,040	213,142
Other liabilities	257,698	253,917	325,313	272,874	241,932	237,061
TOTAL LIABILITIES	15,606,943	15,016,602	14,541,321	15,196,733	15,285,257	14,756,317

SHAREHOLDERS’ EQUITY
Preferred shares	775,000	1,126,074	1,126,074	625,000	625,000	627,843
Common shares	2,206	2,206	2,206	2,206	2,206	2,201
Additional paid-in capital	2,283,523	2,276,671	2,299,857	2,307,866	2,302,557	2,285,772
Accumulated other comprehensive income (loss)	84,306	699	(121,841)	98,505	63,089	(78,067)
Retained earnings	6,551,801	6,499,262	6,527,627	6,430,573	6,285,803	5,875,147
Treasury shares, at cost	(3,804,141)	(3,674,547)	(3,561,553)	(3,438,492)	(3,314,472)	(2,764,338)
TOTAL SHAREHOLDERS' EQUITY	5,892,695	6,230,365	6,272,370	6,025,658	5,964,183	5,948,558

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$21,499,638	$21,246,967	$20,813,691	$21,222,391	$21,249,440	$20,704,875

Basic common shares outstanding	83,203	85,170	86,441	88,439	90,654	100,284
Diluted common shares outstanding	84,655	86,670	88,317	90,363	92,667	102,690
Book value per common share	$61.51	$59.93	$59.54	$61.07	$58.90	$53.06
Diluted book value per common share	60.45	58.89	58.27	59.77	57.62	51.81
Diluted tangible book value per common share	$59.44	$57.92	$57.31	$58.82	$56.69	$50.83
Debt to total capital [a]	14.4%	13.7%	13.7%	14.1%	14.3%	14.3%
Debt and preferred equity to total capital	25.7%	29.3%	29.2%	23.0%	23.2%	23.3%

[a]	The debt to total capital ratio is calculated by dividing our senior notes by total capital. Total capital represents the sum of total shareholders’ equity and our senior notes.

AXIS Capital Holdings Limited
CASH AND INVESTED ASSETS PORTFOLIO
At June 30, 2017

	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
Fixed Maturities, available for sale
U.S. government and agency	$1,644,697	$2,822	$(15,507)	$1,632,012	11.3%
Non-U.S. government	545,812	9,988	(18,279)	537,521	3.7%
Corporate debt	4,707,988	60,389	(32,210)	4,736,167	32.8%
Agency RMBS	2,314,585	11,654	(23,983)	2,302,256	15.9%
CMBS	649,645	6,312	(2,150)	653,807	4.5%
Non-Agency RMBS	46,658	1,831	(1,071)	47,418	0.3%
ABS	1,370,118	3,772	(1,000)	1,372,890	9.5%
Municipals	141,307	1,471	(554)	142,224	1.0%
Total fixed maturities	11,420,810	98,239	(94,754)	11,424,295	79.0%

Equity securities, available for sale
Common stocks	13,533	779	(565)	13,747	0.1%
Exchange traded funds	457,562	84,472	—	542,034	3.7%
Bond mutual funds	180,561	3,325	(1,178)	182,708	1.3%
Total equity securities	651,656	88,576	(1,743)	738,489	5.1%

Total available for sale investments	$12,072,466	$186,815	$(96,497)	12,162,784	84.1%

Mortgage loans, held for investment				349,916	2.4%

Other investments (see below)				813,617	5.6%

Equity method investments				109,258	0.8%

Short-term investments				10,146	0.1%

Total investments				13,445,721	93.0%

Cash and cash equivalents [a]				1,015,270	7.0%

Accrued interest receivable				72,626	0.5%

Net receivable/(payable) for investments sold (purchased)				(77,111)	(0.5%)

Total cash and invested assets				$14,456,506	100.0%

				Fair Value	Percentage
Other Investments:
Long/short equity funds				$61,372	7.5%
Multi-strategy funds				284,028	34.9%
Event-driven funds				49,763	6.1%
Direct lending funds				209,316	25.7%
Real estate funds				44,384	5.5%
Private equity funds				74,740	9.2%
Other privately held investments				42,938	5.3%
Collateralized loan obligations - equity tranches				47,076	5.8%
Total				$813,617	100.0%

[a]	Includes $287 million of restricted cash and cash equivalents.

AXIS Capital Holdings Limited
CASH AND INVESTED ASSETS COMPOSITION - QUARTERLY

	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q2 2015
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities:
U.S. government and agency	11.3%	11.5%	11.4%	10.8%	10.5%	11.5%
Non-U.S. government	3.7%	3.8%	3.8%	4.0%	4.4%	6.1%
Corporate debt	32.8%	30.5%	31.2%	31.4%	30.4%	30.0%
MBS:
Agency RMBS	15.9%	15.6%	16.7%	17.3%	16.5%	14.5%
CMBS	4.5%	4.7%	4.5%	6.1%	7.5%	7.5%
Non-agency RMBS	0.3%	0.4%	0.4%	0.5%	0.6%	0.7%
ABS	9.5%	9.4%	8.3%	8.5%	9.0%	9.7%
Municipals	1.0%	0.9%	1.1%	0.9%	1.1%	1.7%

Total Fixed Maturities	79.0%	76.8%	77.4%	79.5%	80.0%	81.7%
Equity securities	5.1%	4.5%	4.3%	4.4%	4.3%	4.5%
Mortgage loans	2.4%	2.3%	2.4%	2.3%	2.3%	0.5%
Other investments	5.6%	5.4%	5.6%	5.8%	6.0%	5.8%
Equity method investments	0.8%	0.8%	0.8%	0.8%	0.8%	—%
Short-term investments	0.1%	0.1%	0.9%	0.3%	0.2%	0.4%

Total Investments	93.0%	89.9%	91.4%	93.1%	93.6%	92.9%
Cash and cash equivalents	7.0%	10.0%	8.4%	7.4%	6.9%	8.0%
Accrued interest receivable	0.5%	0.5%	0.5%	0.5%	0.5%	0.5%
Net receivable/(payable) for investments sold or purchased	(0.5%)	(0.4%)	(0.3%)	(1.0%)	(1.0%)	(1.4%)
Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
U.S. government and agency	14.3%	15.2%	14.5%	13.5%	13.1%	14.0%
AAA	38.1%	37.8%	36.5%	37.7%	37.9%	35.8%
AA	8.1%	8.7%	9.9%	10.1%	10.5%	10.5%
A	15.8%	14.7%	15.3%	15.3%	16.0%	18.4%
BBB	14.7%	14.1%	13.7%	13.9%	13.2%	12.3%
Below BBB	9.0%	9.5%	10.1%	9.5%	9.3%	9.0%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Within one year	3.5%	2.9%	2.7%	3.0%	2.8%	4.5%
From one to five years	36.2%	35.8%	33.8%	32.9%	32.6%	36.4%
From five to ten years	20.0%	19.7%	22.0%	20.2%	19.8%	16.7%
Above ten years	2.0%	2.6%	2.8%	3.1%	2.9%	2.7%
Asset-backed and mortgage-backed securities	38.3%	39.0%	38.7%	40.8%	41.9%	39.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	2.6%	2.7%	2.6%	2.6%	2.6%	2.5%
Yield to maturity of fixed maturities	2.6%	2.7%	2.8%	2.3%	2.3%	2.5%
Average duration of fixed maturities (inclusive of duration hedges)	3.1 yrs	3.3 yrs	3.5 yrs	3.2 yrs	3.1 yrs	3.2 yrs
Average credit quality	AA-	AA-	AA-	AA-	AA-	AA-

AXIS Capital Holdings Limited
GEOGRAPHIC DISTRIBUTION OF FIXED MATURITIES AND EQUITIES
At June 30, 2017

			Corporate Debt
	Governments and Agencies		Financials	Non-Financials	Government Guaranteed	Total	Agency RMBS	Non-Agency RMBS/CMBS	ABS	Total Fixed Maturities	Equities		Total Fixed Maturities and Equities
Composition by country
Eurozone countries:
Netherlands	$27,242		$27,799	$88,789	$—	$116,588	$—	$—	$—	$143,830	$1,324		$145,154
Germany	56,779		5,927	22,263	6,327	34,517	—	—	—	91,296	1,533		92,829
Luxembourg	—		225	41,137	—	41,362	—	—	—	41,362	—		41,362
Belgium	30,900		588	19,871	—	20,459	—	—	—	51,359	463		51,822
France	—		11,934	33,819	—	45,753	—	—	—	45,753	4,020		49,773
Ireland	—		18,112	16,211	—	34,323	—	—	4,236	38,559	80		38,639
Italy	6,992		2,570	5,152	—	7,722	—	—	—	14,714	745		15,459
Spain	2,784		8,460	3,250	—	11,710	—	—	—	14,494	398		14,892
Supranational [a]	11,878		—	—	—	—	—	—	—	11,878	—		11,878
Austria	—		992	2,336	—	3,328	—	—	—	3,328	217		3,545
Portugal	—		—	891	—	891	—	—	—	891	—		891
Finland	—		—	—	—	—	—	—	—	—	233		233
Other [b]	—		—	—	—	—	—	—	—	—	98,278		98,278
Total eurozone	136,575		76,607	233,719	6,327	316,653	—	—	4,236	457,464	107,291		564,755
Other concentrations:
Canada	97,174		96,292	88,153	67,296	251,741	—	—	5,906	354,821	—		354,821
United Kingdom	132,218		57,313	113,264	20,328	190,905	—	12,623	—	335,746	14,369		350,115
Japan	—		97,233	3,634	6,840	107,707	—	—	7,601	115,308	26,634		141,942
Australia	—		63,457	15,684	—	79,141	—	—	—	79,141	—		79,141
Mexico	41,047		—	1,463	—	1,463	—	—	—	42,510	—		42,510
Other	130,507		18,355	77,145	11,540	107,040	—	—	—	237,547	32,338	[c]	269,885
Total other concentrations	400,946		332,650	299,343	106,004	737,997	—	12,623	13,507	1,165,073	73,341		1,238,414

Total Non-U.S. concentrations	537,521		409,257	533,062	112,331	1,054,650	—	12,623	17,743	1,622,537	180,632		1,803,169

United States	1,565,515	[d]	1,457,853	2,223,664	—	3,681,517	2,302,256	688,602	1,355,147	9,593,037	557,857	[e]	10,150,894
United States agencies	66,497		—	—	—	—	—	—	—	66,497	—		66,497
United States local governments	142,224		—	—	—	—	—	—	—	142,224	—		142,224
Total U.S. concentrations	1,774,236		1,457,853	2,223,664	—	3,681,517	2,302,256	688,602	1,355,147	9,801,758	557,857		10,359,615

Totals	$2,311,757		$1,867,110	$2,756,726	$112,331	$4,736,167	$2,302,256	$701,225	$1,372,890	$11,424,295	$738,489		$12,162,784

[a]	Represents holdings of the European Investment Bank.

[b]	Represents holdings in exchange-traded funds ("ETFs"). The primary countries of risk for these underlying securities are countries within the eurozone.

[c]	Represents exchange-traded funds ("ETFs") designed to track indexes with primary underlying exposures to countries other than the United States and those within the eurozone.

[d]	Represents United States Treasuries.

[e]	Represents ETFs designed to track the S&P 500 and a U.S. bond mutual fund.

AXIS Capital Holdings Limited
CORPORATE DEBT COMPOSITION
At June 30, 2017

	Fair Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banking	$1,042,187	22.0%	7.2%
Foreign banking [a]	303,627	6.4%	2.1%
Corporate/commercial finance	223,364	4.7%	1.5%
Insurance	133,630	2.8%	0.9%
Investment brokerage	11,632	0.2%	0.1%
Total financial institutions	1,714,440	36.1%	11.8%
Consumer non-cyclicals	526,723	11.1%	3.6%
Consumer cyclical	349,225	7.4%	2.4%
Communications	271,166	5.7%	1.9%
Technology	249,621	5.3%	1.7%
Energy	201,215	4.2%	1.4%
Non-U.S. government guaranteed [b]	112,331	2.4%	0.8%
Transportation	110,292	2.3%	0.8%
Industrials	114,584	2.4%	0.8%
Utilities	98,227	2.1%	0.7%
Total investment grade	3,747,824	79.0%	25.9%

Total non-investment grade	988,343	21.0%	6.9%

Total corporate debt	$4,736,167	100.0%	32.8%

[a]	Located in Japan, Canada, Australia, United Kingdom, Switzerland, Chile, Norway, Germany, France, Netherlands and Italy.

[b]	Includes $6 million from Germany. No other corporate debt guaranteed by a eurozone country.

AXIS Capital Holdings Limited
INVESTMENT PORTFOLIO
TEN LARGEST CORPORATE DEBT HOLDINGS
At June 30, 2017

	Amortized Cost	Net Unrealized Gain (Loss)	Fair Value	% of Total Fixed Maturities
ISSUER [a]
MORGAN STANLEY	$145,200	$141	$145,341	1.3%
JP MORGAN CHASE & CO	131,442	605	132,047	1.2%
GOLDMAN SACHS GROUP	128,459	(8)	128,451	1.1%
WELLS FARGO & COMPANY	123,687	295	123,982	1.1%
BANK OF AMERICA CORP	87,273	145	87,418	0.8%
FORD MOTOR COMPANY	61,563	(756)	60,807	0.5%
VERIZON COMMUNICATIONS INC	56,228	(417)	55,811	0.5%
ANHEUSER-BUSCH INBEV	53,208	182	53,390	0.5%
AMERICAN EXPRESS COMPANY	48,438	253	48,691	0.4%
GENERAL MOTORS COMPANY	47,321	705	48,026	0.4%

[a]
The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS Capital Holdings Limited
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At June 30, 2017

	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$2,302,256	$18,758	$920	$2,281	$7,508	$17,951	$2,349,674
Commercial MBS	109,796	431,642	74,861	32,572	4,936	—	653,807
ABS	—	1,103,480	201,145	40,262	21,591	6,412	1,372,890

Total mortgage-backed and asset-backed securities	$2,412,052	$1,553,880	$276,926	$75,115	$34,035	$24,363	$4,376,371

Percentage of total	55.1%	35.5%	6.3%	1.7%	0.8%	0.6%	100.0%

AXIS Capital Holdings Limited
REINSURANCE RECOVERABLE ANALYSIS

	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q2 2015
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$59,391	$26,009	$40,413	$32,853	$32,499	$38,639
Reinsurance	14,674	15,301	18,400	27,096	16,257	2,389
Total	$74,065	$41,310	$58,813	$59,949	$48,756	$41,028

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$563,510	$576,914	$723,265	$712,987	$712,844	$668,053
Reinsurance	45,525	39,069	36,326	31,789	31,324	9,143
Total	$609,035	$615,983	$759,591	$744,776	$744,168	$677,196

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$1,406,141	$1,366,078	$1,489,953	$1,523,537	$1,480,265	$1,327,163
Reinsurance	113,483	67,121	46,955	28,700	17,880	34,889
Total	$1,519,624	$1,433,199	$1,536,908	$1,552,237	$1,498,145	$1,362,052

Provision against reinsurance recoverables:
Insurance	$(17,629)	$(20,017)	$(19,889)	$(20,087)	$(20,233)	$(17,189)
Reinsurance	(161)	(134)	(501)	(134)	(60)	—
Total	$(17,790)	$(20,151)	$(20,390)	$(20,221)	$(20,293)	$(17,189)

Net reinsurance recoverables:
Insurance	$2,011,413	$1,948,984	$2,233,742	$2,249,290	$2,205,375	$2,016,666
Reinsurance	173,521	121,357	101,180	87,451	65,401	46,421
Total	$2,184,934	$2,070,341	$2,334,922	$2,336,741	$2,270,776	$2,063,087

AXIS Capital Holdings Limited
REINSURANCE RECOVERABLE ANALYSIS
At June 30, 2017

Categories	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity	Provision Against Reinsurance Recoverable	Provision Against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Top 10 reinsurers based on gross recoverables	$1,393,838	$(58,685)	$1,335,153	67.5%	22.7%	$(11,974)	0.9%	$1,381,864
Other reinsurers balances > $20 million	531,003	(94,976)	436,027	22.0%	7.4%	(3,131)	0.6%	527,872
Other reinsurers balances < $20 million	277,882	(69,722)	208,160	10.5%	3.5%	(2,684)	1.0%	275,198
Total	$2,202,723	$(223,383)	$1,979,340	100.0%	33.6%	$(17,789)	0.8%	$2,184,934
At June 30, 2017, 95.1% (December 31, 2016: 96.7%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by internationally recognized rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity
Swiss Reinsurance America Corporation	17.8%	6.0%
Transatlantic Reinsurance Company	9.9%	3.3%
Partner Reinsurance Company of the US	9.7%	3.3%
Lloyds of London	8.1%	2.7%
Berkley Insurance Company	4.9%	1.7%
Hannover Ruck SE	4.3%	1.5%
Everest Reinsurance Company	3.9%	1.3%
Liberty Mutual Insurance Company	3.7%	1.2%
Munich Reinsurance America, Inc	3.7%	1.2%
Ace Property & Casualty Insurance Company	3.1%	1.0%
	69.1%	23.2%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Quarter ended June 30, 2017			Six months ended June 30, 2017
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for unpaid losses and loss expenses

Beginning of period	$9,541,963	$(2,029,031)	$7,512,932	$9,697,827	$(2,276,109)	$7,421,718
Incurred	797,326	(191,994)	605,332	1,572,524	(360,251)	1,212,273
Paid	(678,813)	122,168	(556,645)	(1,440,462)	331,291	(1,109,171)
Foreign exchange and other	218,186	(12,012)	206,174	48,773	194,200	242,973

End of period [a]	$9,878,662	$(2,110,869)	$7,767,793	$9,878,662	$(2,110,869)	$7,767,793

[a]
At June 30, 2017, the gross reserve for losses and loss expenses included IBNR of $6,482 million, or 66%, of total gross reserves for loss and loss expenses. At December 31, 2016, the comparable amount was $6,339 million, or 65%.

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended June 30, 2017			Six months ended June 30, 2017
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross losses paid	$424,631	$254,182	$678,813	$942,339	$498,123	$1,440,462
Reinsurance recoveries	(118,232)	(3,936)	(122,168)	(321,997)	(9,294)	(331,291)

Net losses paid	306,399	250,246	556,645	620,342	488,829	1,109,171

Change in:
Reported case reserves	(57,989)	90,172	32,183	(129,814)	89,008	(40,806)
IBNR	95,220	(8,890)	86,330	76,268	96,600	172,868
Reinsurance recoveries on unpaid loss and loss expense reserves	(17,902)	(51,924)	(69,826)	45,834	(74,794)	(28,960)

Total net incurred losses and loss expenses	$325,728	$279,604	$605,332	$612,630	$599,643	$1,212,273

Gross reserve for losses and loss expenses	$5,200,224	$4,678,438	$9,878,662	$5,200,224	$4,678,438	$9,878,662

Net favorable prior year reserve development	$19,517	$51,416	$70,933	$28,137	$67,590	$95,727

Key Ratios

Net paid to net incurred percentage	94.1%	89.5%	92.0%	101.3%	81.5%	91.5%

Net paid losses / Net premiums earned	62.0%	51.3%	56.7%	65.1%	50.5%	57.8%
Change in net loss and loss expense reserves / Net premiums earned	4.0%	6.0%	5.0%	(0.8%)	11.5%	5.3%
Net loss and loss expense ratio	66.0%	57.3%	61.7%	64.3%	62.0%	63.1%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
INSURANCE - QUARTERLY

	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q2 2015

Gross losses paid	$424,631	$517,708	$456,485	$365,160	$348,028	$365,887
Reinsurance recoveries	(118,232)	(203,766)	(121,990)	(102,625)	(102,793)	(112,071)

Net losses paid	306,399	313,942	334,495	262,535	245,235	253,816

Change in:
Reported case reserves	(57,989)	(71,825)	37,738	(5,561)	80,645	110,735
IBNR	95,220	(18,949)	(88,366)	55,505	(22,023)	17,744
Reinsurance recoveries on unpaid loss and loss expense reserves	(17,902)	63,735	4,294	(39,253)	2,284	(84,761)

Total net incurred losses and loss expenses	$325,728	$286,903	$288,161	$273,226	$306,141	$297,534

Gross reserve for losses and loss expenses	$5,200,224	$5,055,410	$5,345,655	$5,430,238	$5,384,944	$5,262,956

Net favorable prior year reserve development	$19,517	$8,619	$12,725	$20,688	$20,066	$15,421

Key Ratios

Net paid to net incurred percentage	94.1%	109.4%	116.1%	96.1%	80.1%	85.3%

Net paid losses/Net premiums earned	62.0%	68.5%	73.6%	59.0%	55.8%	56.1%
Change in net loss and loss expense reserves / Net premiums earned	4.0%	(5.9%)	(10.2%)	2.4%	13.9%	9.7%
Net loss and loss expense ratio	66.0%	62.6%	63.4%	61.4%	69.7%	65.8%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
REINSURANCE - QUARTERLY

	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q2 2015

Gross losses paid	$254,182	$243,941	$297,741	$231,506	$286,391	$256,376
Reinsurance recoveries	(3,936)	(5,358)	(8,284)	(5,463)	(8,579)	(5,798)

Net losses paid	250,246	238,583	289,457	226,043	277,812	250,578

Change in:
Reported case reserves	90,172	(1,164)	37,735	20,139	11,968	(10,675)
IBNR	(8,890)	105,490	(50,686)	23,473	46,615	52,179
Reinsurance recoveries on unpaid loss and loss expense reserves	(51,924)	(22,870)	(24,055)	(10,553)	(10,242)	(9,463)

Total net incurred losses and loss expenses	$279,604	$320,039	$252,451	$259,102	$326,153	$282,619

Gross reserve for losses and loss expenses	$4,678,438	$4,486,553	$4,352,172	$4,444,569	$4,397,360	$4,430,484

Net favorable prior year reserve development	$51,416	$16,174	$55,522	$55,331	$57,653	$49,192

Key Ratios

Net paid to net incurred percentage	89.5%	74.5%	114.7%	87.2%	85.2%	88.7%

Net paid losses / Net premiums earned	51.3%	49.7%	62.0%	46.2%	54.7%	51.3%
Change in net loss and loss expense reserves / Net premiums earned	6.0%	16.9%	(8.0%)	6.7%	9.5%	6.5%
Net loss and loss expense ratio	57.3%	66.6%	54.0%	52.9%	64.2%	57.8%

AXIS Capital Holdings Limited
NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AS OF JULY 1, 2017

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	100 Year Return Period	250 Year Return Period
Single zone, single event
Southeast	U.S. Hurricane	$473	$531	$680
Northeast	U.S. Hurricane	39	118	281
Mid-Atlantic	U.S. Hurricane	107	304	541
Gulf of Mexico	U.S. Hurricane	316	388	462
California	Earthquake	318	439	518
Europe	Windstorm	169	231	310
Japan	Earthquake	150	188	303
Japan	Windstorm	48	81	116
The above table shows our Probable Maximum Loss (“PML”) to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at July 1, 2017. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.
As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast hurricane, net of reinsurance, is approximately $0.5 billion. According to our modeling, there is a one percent chance that on an annual basis, our losses incurred from a Southeast hurricane event could be in excess of $0.5 billion. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast hurricane will fall below $0.5 billion.
We have developed our PML estimates using multiple commercially available catastrophe vendor models, including AIR and RMS. We weight the use of these vendor models based upon our own judgment and experience, and include in our estimates non-modeled perils and other factors which we believe provide us with a more complete view of catastrophe risk.
A supplementary disclosure entitled “Overview of AXIS Natural Peril Catastrophe Risk Measurement and Management” dated August 3, 2011 is available in the Investor Information section of our website. This disclosure provides an overview of our PML methodology, including our approach to zonal aggregation, as well as information about zonal definitions commonly used by other external parties.
Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, foremost by ensuring that management’s judgment supplements the model outputs. We also perform ongoing model validation both within our business units and through our catastrophe model validation unit. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.
Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios, changes to our reinsurance purchasing strategy and changes in foreign exchange rates.

AXIS Capital Holdings Limited
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Quarter ended June 30,		Six months ended June 30,
	2017	2016	2017	2016

Net income available to common shareholders	$85,030	$119,491	$90,045	$157,908

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average shares outstanding - basic	84,141	91,926	85,076	92,980
Dilutive share equivalents:
Stock compensation plans	370	632	571	725
Weighted average shares outstanding - diluted	84,511	92,558	85,647	93,705

EARNINGS PER COMMON SHARE
Basic	$1.01	$1.30	$1.06	$1.70
Diluted	$1.01	$1.29	$1.05	$1.69

AXIS Capital Holdings Limited
EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARES ROLLFOWARD - QUARTERLY

	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q2 2015

Net income available to common shareholders	$85,030	$5,014	$130,912	$176,644	$119,491	$63,349

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	85,170	86,441	88,439	90,654	92,903	100,219
Shares issued, including those sourced from treasury	37	958	11	37	88	125
Shares repurchased for treasury	(2,004)	(2,229)	(2,009)	(2,252)	(2,337)	(60)
Common shares - at end of period	83,203	85,170	86,441	88,439	90,654	100,284

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average shares outstanding - basic	84,141	86,022	87,552	89,621	91,926	100,274
Dilutive share equivalents:
Stock compensation plans	370	771	922	730	632	886
Weighted average shares outstanding - diluted	84,511	86,793	88,474	90,351	92,558	101,160

EARNINGS PER COMMON SHARE
Basic	$1.01	$0.06	$1.50	$1.97	$1.30	$0.63
Diluted	$1.01	$0.06	$1.48	$1.96	$1.29	$0.63

AXIS Capital Holdings Limited
DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At June 30, 2017

	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price			$64.66

Book value per common share	$5,117,695	83,203	$61.51

Dilutive securities: [b]
Restricted units		1,452	(1.06)
Diluted book value per common share	$5,117,695	84,655	$60.45

	At December 31, 2016

	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price			$65.27

Book value per common share	$5,146,296	86,441	$59.54

Dilutive securities: [b]
Restricted units		1,876	(1.27)
Diluted book value per common share	$5,146,296	88,317	$58.27

[a]	Under this method unvested restricted stock units are added to determine the diluted common shares outstanding.

[b]	Excludes cash-settled restricted stock unit awards.

AXIS Capital Holdings Limited
NON-GAAP OPERATING INCOME [a]

NON-GAAP OPERATING INCOME	Quarter ended June 30,		Six months ended June 30,
	2017	2016	2017	2016
Net income available to common shareholders	$85,030	$119,491	$90,045	$157,908
Adjustment for:
Net realized investment (gains) losses	4,392	(21,010)	29,443	45,500
Associated tax impact	58	4,591	(764)	(107)
Foreign exchange losses (gains)	36,118	(56,602)	57,583	(55,986)
Associated tax impact	(61)	1,013	197	1,444
Bargain purchase gain	(15,044)	—	(15,044)	—
Associated tax impact	—	—	—	—
Non-GAAP operating income	$110,493	$47,483	$161,460	$148,759

Net earnings per share - diluted	$1.01	$1.29	$1.05	$1.69
Adjustment for:
Net realized investment (gains) losses	0.05	(0.23)	0.34	0.49
Associated tax impact	—	0.05	—	(0.01)
Foreign exchange losses (gains)	0.43	(0.61)	0.67	(0.60)
Associated tax impact	—	0.01	0.01	0.02
Bargain purchase gain	(0.18)	—	(0.18)	—
Associated tax impact	$—	$—	$—	$—
Non-GAAP operating income per share - diluted	$1.31	$0.51	$1.89	$1.59

Weighted average common shares and common share equivalents - diluted	84,511	92,558	85,647	93,705

Average common shareholders' equity	$5,110,993	$5,332,221	$5,131,996	$5,289,111

Annualized return on average common equity	6.7%	9.0%	3.5%	6.0%

Annualized non-GAAP operating return on average common equity	8.6%	3.6%	6.3%	5.6%

[a]	Non-GAAP operating income is a “non-GAAP financial measure” as defined by Regulation G. Reconciliation of non-GAAP operating income to net income available to common shareholders is presented above.

AXIS Capital Holdings Limited
DILUTED TANGIBLE BOOK VALUE PER COMMON SHARE

DILUTED TANGIBLE BOOK VALUE PER COMMON SHARE - TREASURY STOCK METHOD [a]
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2017	2017	2016	2016	2016	2015
Common shareholders' equity	$5,117,695	$5,104,291	$5,146,296	$5,400,658	$5,339,183	$5,320,715
Less: goodwill and intangible assets	(86,220)	(84,613)	(85,049)	(85,501)	(85,954)	(101,053)
Tangible common shareholders' equity	$5,031,475	$5,019,678	$5,061,247	$5,315,157	$5,253,229	$5,219,662

Outstanding diluted common shares, net of treasury shares	84,655	86,670	88,317	90,363	92,667	102,690

Diluted book value per common share	$60.45	$58.89	$58.27	$59.77	$57.62	$51.81

Diluted tangible book value per common share	$59.44	$57.92	$57.31	$58.82	$56.69	$50.83

[a]
This method assumes that proceeds received upon exercise of options will be used to repurchase our common shares at the closing market price. Unvested restricted stocks and units and unrestricted phantom stock units are also added to determine the diluted common shares outstanding. Cash-settled restricted stock unit awards are excluded.

AXIS Capital Holdings Limited
USE OF NON-GAAP FINANCIAL MEASURES

In this document, we present non-GAAP operating income, consolidated underwriting income, underwriting-related general and administrative expenses and diluted tangible book value per common share, which are “non-GAAP financial measures” as defined in Regulation G.

Non-GAAP operating income represents after-tax operational results without consideration of after-tax net realized investment gains (losses), foreign exchange (losses) gains and bargain purchase gain. We also present diluted non-GAAP operating earnings per share and non-GAAP operating return on average common equity ("non-GAAP operating ROACE"), which are derived from the non-GAAP operating income measure. Reconciliations of non-GAAP operating income, diluted non-GAAP operating earnings per share and non-GAAP operating ROACE to the nearest GAAP financial measures (based on net income available to common shareholders) are included on the 'Non-GAAP Operating Income" section of this document.

Consolidated underwriting income is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative costs as expenses. Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our individual underwriting operations. While these measures are presented in the Segment Information footnote to our Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. A reconciliation of consolidated underwriting income to income before income taxes and interest in income (loss) of equity method investments (the nearest GAAP financial measure) is included in the 'Consolidated Statements of Income - Quarterly' and 'Consolidated Statements of Income - Year to Date' sections of this document. Our total general and administrative expenses (the nearest GAAP financial measure to underwriting-related general and administrative expenses) also includes corporate expenses; the two components are separately presented in the 'Consolidated Statements of Income - Quarterly' and 'Consolidated Statements of Income - Year to Date' sections of this document.

Tangible book value is defined as common shareholders' equity excluding goodwill and intangible assets. Diluted tangible book value per common share uses this measure as the numerator, with the denominator being outstanding diluted common shares calculated under the treasury stock method. A reconciliation of diluted tangible book value per common share to diluted book value per common share (the nearest GAAP financial measure) is included in the 'Diluted Tangible Book Value per Common Share' section of this document.

We present our results of operations in the way we believe will be most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. This includes the presentation of “non-GAAP operating income” (in total and on a per share basis), “non-GAAP annualized operating ROACE” (which is based on the “non-GAAP operating income” measure), "consolidated underwriting income" (which incorporates "underwriting-related general and administrative expenses") and diluted tangible book value per common share.

Non-GAAP Operating Income

Although the investment of premiums to generate income and realized investment gains (or losses) is an integral part of our operations, the determination to realize investment gains (or losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (or losses) is somewhat opportunistic for many companies.

Foreign exchange (losses) gains in our Consolidated Statements of Operations are primarily driven by the impact of foreign exchange rate movements on net insurance-related liabilities. However, this movement is only one element of the overall impact of foreign exchange rate fluctuations on our financial position. In addition, we recognize unrealized foreign exchange (losses) gains on our available-for-sale investments in other comprehensive income and foreign exchange (losses) gains realized upon the sale of these investments in net realized investment (losses) gains. These unrealized and realized foreign exchange movements generally offset a large portion of the foreign exchange (losses) gains reported separately in earnings, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As such, the Consolidated Statements of Operations foreign exchange (losses) gains in isolation are not a fair representation of the performance of our business.

The bargain purchase gain, recognized upon the acquisition of Aviabel, reflects the amount by which the fair value of the net identifiable assets acquired exceeds the fair value of consideration transferred and is not indicative of future revenues of the company.

In this regard, certain users of our financial statements evaluate earnings excluding after-tax net realized investment gains (losses), foreign exchange (losses) gains and bargain purchase gain to understand the profitability of recurring sources of income. We believe that showing net income available to common shareholders exclusive of net realized gains (losses), foreign exchange (losses) gains and bargain purchase gain reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analysis for the same reasons.

Consolidated Underwriting Income/Underwriting-Related General and Administrative Expenses

Corporate expenses include holding company costs necessary to support our worldwide (re)insurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our individual underwriting operations, we exclude them from underwriting-related general and administrative expenses and, therefore, consolidated underwriting income. Interest expense and financing costs primarily relate to interest payable on our senior notes and are excluded from consolidated underwriting income for the same reason.

We evaluate our underwriting results separately from the performance of our investment portfolio. As such, we believe it appropriate to exclude net investment income and net realized investment gains (losses) from our underwriting profitability measure.

As noted above, foreign exchange (losses) gains in our Consolidated Statements of Operations primarily relate to our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange rate gains (losses) on our investment portfolio generally offset a large portion of the foreign exchange (losses) gains arising from our underwriting portfolio. As a result, we believe that foreign exchange (losses) gains are not a meaningful contributor to our underwriting performance and, therefore, exclude them from consolidated underwriting income.

The bargain purchase gain, recognized upon the acquisition of Aviabel, reflects the amount by which the fair value of the net identifiable assets acquired exceeds the fair value of consideration transferred and should be excluded from consolidated underwriting income since it is not related to underwriting operations.

We believe that presentation of underwriting-related general and administrative expenses and consolidated underwriting income provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities.

Diluted Tangible Book Value per Common Share

Diluted tangible book value per common share removes certain effects of purchase accounting. We believe that this measure, in combination with diluted book value per common share, is useful in assessing value generated for our common shareholders.